                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                         Advantus Cornerstone Fund, Inc.
                           Advantus Horizon Fund, Inc.
                          Advantus Spectrum Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies:

       (2)      Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)      Proposed maximum aggregate value of transaction :

       (5)      Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

       (2)      Form, Schedule or Registration Statement No.:

       (3)      Filing Party:

       (4)      Date Filed:

Dear Advantus Fund Shareholder:

     On Wednesday, August 20, 2003, a Special Joint Meeting of the Shareholders of Advantus Cornerstone Fund, Inc., Advantus Horizon Fund, Inc. and Advantus Spectrum Fund, Inc. will be held at the offices of Advantus Capital Management, Inc. ("Advantus Capital") in order to vote on an important proposal. You are being asked to approve an investment advisory agreement between your Fund and Waddell & Reed Ivy Investment Co. ("WRIICO"). As you know from the prospectus supplement that you received, your Fund's former investment advisor, Advantus Capital, has agreed to sell to WRIICO all of its assets related to the retail mutual funds in the Advantus fund family. In connection with this agreement, your Fund's Board of Directors appointed WRIICO to act as the Fund's investment advisor on an interim basis. WRIICO currently acts as the investment advisor to your Fund under an interim advisory agreement that will expire on September 27, 2003. The Board of Directors is now recommending that you approve a definitive investment advisory agreement between your Fund and WRIICO. Each definitive agreement contains substantially the same terms as the interim agreement it will replace.

     The Proxy Statement that accompanies this letter contains detailed information on this proposal. I encourage you to read it carefully. You will also find information in a "Question and Answer" format designed to provide answers to many of the questions that we anticipate you will have. After you have read the accompanying materials, please fill out your proxy card, sign it and send it back to us. You may also vote by telephone or by internet, by following the instructions that appear on the proxy card.

YOUR PROMPT VOTE MAKES A DIFFERENCE

     It is very important that you vote as soon as possible. The proposal requires that a majority of the shareholders of each Fund participate in the voting process. If the required number of shareholders do not participate, additional mailings and shareholders solicitation will be required. Your prompt vote will help us to achieve the required vote prior to the expiration of the interim advisory agreements with WRIICO.

THE BOARD OF DIRECTORS RECOMMENDS A "YES" VOTE FOR THE PROPOSAL

     The proposal has been thoroughly reviewed by each Fund's Board of Directors, whose role is to protect your interests as a shareholder. The Funds' Board of Directors believes that approval of each Fund's definitive advisory agreement with WRIICO is in the best interests of that Fund and its shareholders and unanimously recommends that you vote FOR the proposal.

THREE WAYS TO VOTE

     We've made the voting process as easy and convenient as possible. You can vote by mail using the enclosed proxy card, or take advantage of the telephone or internet voting procedures described on the proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

     We thank you for your continued support of the Advantus Funds, and urge you to cast your vote as soon as possible.

                                          Sincerely,

                                          /s/ Dianne M. Orbison
                                          Dianne M. Orbison
                                          President

                             IMPORTANT INFORMATION

     While we encourage you to read the entire enclosed Proxy Statement, we thought it would be helpful to provide brief answers to some questions.

Q.   WHAT PROPOSAL AM I BEING ASKED TO CONSIDER?

A. As you have probably read, on April 23, 2003, your Funds' former investment advisor, Advantus Capital Management, Inc. ("Advantus Capital"), and certain companies affiliated with Advantus Capital entered into a Strategic Alliance Agreement with Waddell & Reed Financial, Inc. ("W&R"), a leading U.S. mutual fund firm, and certain companies affiliated with W&R, including Waddell & Reed Ivy Investment Co. ("WRIICO"). Related Purchase Agreements were entered into on April 30, 2003. Under these agreements, Advantus Capital agreed to sell to WRIICO its assets related to all Advantus retail mutual funds, including the Funds. On April 23, 2003, the Funds' Board of Directors approved interim investment advisory agreements between each Fund and WRIICO which went into effect on May 1, 2003. These interim investment advisory agreements expire on September 27, 2003. You are being asked to approve a definitive investment advisory agreement between your Fund and WRIICO.

Q.   WHY DID THE BOARD APPOINT WRIICO TO ACT AS MY FUND'S INVESTMENT
     ADVISOR?

A. As a part of the Strategic Alliance Agreement and Purchase Agreements, Advantus Capital agreed to exit the retail mutual fund business.
     Advantus Capital informed the Funds' Board of Directors that it would not have the portfolio management resources necessary to manage the Funds after May 1, 2003. The Board therefore determined that it would be in shareholders' best interests to appoint WRIICO to act as the investment advisor to the Funds, and approved interim investment advisory agreements between the Funds and WRIICO.

Q.   WHY DO I NEED TO VOTE ON A DEFINITIVE AGREEMENT WITH WRIICO?

A. Normally, a mutual fund's investment advisory agreement must be approved by the fund's shareholders in advance of the effective date of that agreement. However, federal securities laws allow an investment advisor to serve as the advisor to a mutual fund under an interim contract that has not been approved by shareholders if certain conditions are met. These include the requirement that the interim agreement contain terms that are substantially identical to those of the investment advisory agreement previously in effect, that fees payable under the interim agreement be held in escrow until shareholders approve a definitive investment advisory agreement, and that the interim advisory agreement last no longer than 150 days. Because of the last requirement, the interim advisory agreements between the Funds and WRIICO will expire on September 27, 2003. Shareholders therefore need to approve definitive investment advisory agreements before this date.

Q. DOES THE AGREEMENT THAT I'M BEING ASKED TO APPROVE DIFFER FROM THE INTERIM AGREEMENT THAT IS CURRENTLY IN PLACE, OR FROM MY FUND'S PREVIOUS INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL?

A. No. Each Fund's definitive investment advisory agreement is substantially identical to both the interim agreement that is currently in place and the Fund's previous investment advisory agreement with Advantus Capital. Investment advisory fees payable to WRIICO under both the definitive investment advisory agreements and the interim agreements are identical to fees previously payable to Advantus Capital by the Funds.

Q. WILL MY FUND BE MANAGED ANY DIFFERENTLY IF A DEFINITIVE INVESTMENT ADVISORY AGREEMENT WITH WRIICO IS APPROVED?

A. No. When WRIICO was appointed to act as the Funds' investment advisor under the interim agreements, some changes were made to each Fund's investment strategies. These changes were explained in a supplement to the Funds' prospectuses dated April 24, 2003 that was mailed to Fund shareholders at such time. No additional changes are expected if the definitive investment advisory agreements are approved.

Q. WILL THE TRANSACTION BETWEEN ADVANTUS CAPITAL AND W&R HAVE ANY OTHER EFFECT ON ME AS A FUND SHAREHOLDER?

A.   Yes. Advantus Capital and W&R intend to integrate the Advantus
     Funds into the W&R family of mutual funds. Advantus Capital has recommended that each of the retail Advantus Funds be merged into a similar existing mutual fund in the W&R mutual fund family or, where there is not a similar existing fund, into a newly formed fund that will be a part of the W&R fund family. These W&R funds will be managed by WRIICO. Each Fund's merger will be subject to the approval of the Board of Directors and the shareholders of that Fund. It is currently anticipated that shareholders of the Funds will be presented with merger proposals in September 2003.

Q.   HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. After careful consideration, the members of your Fund's Board of Directors unanimously recommend that you vote FOR the definitive investment advisory agreement between your Fund and WRIICO.

Q.   WILL MY FUND PAY FOR THIS PROXY SOLICITATION?

A.   No. Advantus Capital will bear these costs.

Q.   HOW DO I VOTE MY SHARES?

A. Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephone or internet voting procedures described on the proxy card(s).

Q.   WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Fund, you will receive a proxy card for each Fund that you own.

Q.   WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY
     STATEMENT?

A.   Please call Advantus Capital at 1-800-665-6005.

                        ADVANTUS CORNERSTONE FUND, INC.
                          ADVANTUS HORIZON FUND, INC.
                          ADVANTUS SPECTRUM FUND, INC.
                            400 ROBERT STREET NORTH
                           ST. PAUL, MINNESOTA 55101

                             ---------------------

                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 20, 2003

                             ---------------------

     Advantus Cornerstone Fund, Inc., Advantus Horizon Fund, Inc. and Advantus Spectrum Fund, Inc. (the "Funds") will hold a Special Joint Meeting of Shareholders at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101, on August 20, 2003, at 10:00 a.m. for the following purposes:

          (1) To approve a definitive investment advisory agreement for each Fund with Waddell & Reed Ivy Investment Co. ("WRIICO"), as detailed in the attached proxy statement.

          (2) To transact any other business properly brought before the meeting.

     The Funds' Board of Directors unanimously recommends approval of each Fund's definitive investment advisory agreement with WRIICO.

     Only shareholders of record as of the close of business on June 23, 2003 may vote at the meeting or any adjournment(s) of the meeting.

     YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, BY INTERNET OR BY MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.

                                           Michael J. Radmer
                                           Secretary

Dated: July 2, 2003

                        ADVANTUS CORNERSTONE FUND, INC.
                          ADVANTUS HORIZON FUND, INC.
                          ADVANTUS SPECTRUM FUND, INC.
                            400 ROBERT STREET NORTH
                           ST. PAUL, MINNESOTA 55101

                             ---------------------

                                PROXY STATEMENT

                     SPECIAL JOINT MEETING OF SHAREHOLDERS
                                AUGUST 20, 2003

                             ---------------------

     The Board of Directors of Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Horizon Fund, Inc. ("Horizon Fund") and Advantus Spectrum Fund, Inc. ("Spectrum Fund") (the "Funds") is soliciting the enclosed proxy in connection with a special joint meeting of shareholders to be held August 20, 2003 and any adjournment of the meeting.

     The special joint meeting is being held to consider the approval of investment advisory agreements between each Fund and Waddell & Reed Ivy Investment Co. ("WRIICO"). WRIICO has been acting as the Funds' investment advisor since May 1, 2003 under interim investment advisory agreements that expire on September 27, 2003. Prior to May 1, 2003, Advantus Capital Management, Inc. ("Advantus Capital") was the investment advisor for the Funds. Securian Financial Services, Inc. ("Securian Financial") is the Funds' principal underwriter. Both Advantus Capital and Securian Financial are located at 400 Robert Street North, St. Paul, Minnesota 55101. WRIICO is located at 6300 Lamar Avenue, P.O. Box 2917, Shawnee Mission, Kansas 66201-9217.

     In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least 10% of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote "against" the proposal. Broker non-votes will not be counted as present in calculating the vote on the proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "FOR" the proposal.

     Advantus Capital will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Special Joint Shareholders' Meeting and this Proxy Statement. Representatives of WRIICO or Advantus Capital, without cost to the Funds, may solicit proxies by means of mail, telephone, or personal calls. WRIICO or Advantus Capital may also arrange for an outside firm, Georgeson Shareholder Communications Inc. ("Georgeson"), to solicit shareholder votes by telephone on behalf of Horizon Fund and Spectrum Fund. Advantus Capital will pay for the services provided by Georgeson, which are expected to cost approximately $23,000.

     Only shareholders of record on June 23, 2003 may vote at the meeting or any adjournment of the meeting. On that date the Funds had the following numbers of shares of common stock issued and outstanding.

FUND                                              SHARES
----                                            ----------
Cornerstone Fund..............................   5,497,538
Horizon Fund..................................   2,377,904
Spectrum Fund.................................   4,315,635

     Each shareholder is entitled to one vote for each share owned on the record date. The proposal to be presented at the meeting will not entitle any shareholder to cumulative voting or appraisal rights. For each Fund, all classes of shares will vote together as a single group.

     Minnesota Life Insurance Company ("Minnesota Life"), an affiliate of Advantus Capital, owns more than 50% of the outstanding shares of the Cornerstone Fund. See "Additional Information About the Funds." As a result, Minnesota Life is able to determine the vote on the proposal being made with respect to Cornerstone Fund. Minnesota Life intends to vote "FOR" the proposal.

     At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

     THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE WRITE TO ADVANTUS FUNDS GROUP AT P.O. BOX 9767, PROVIDENCE, RHODE ISLAND 02940-9767 OR CALL (800) 665-6005.

     Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call Advantus Capital at (800) 665-6005 or your registered representative.

     This proxy statement and proxy cards were first mailed to shareholders on or about July 2, 2003.

                              PROPOSAL TO APPROVE
                        AN INVESTMENT ADVISORY AGREEMENT
                             BETWEEN EACH FUND AND
                       WADDELL & REED IVY INVESTMENT CO.

  BACKGROUND

     On April 23, 2003, Advantus Capital, Securian Financial, Minnesota Life and their parent company, Securian Financial Group, Inc., entered into a Strategic Alliance Agreement with Waddell & Reed Financial, Inc. ("W&R"), a leading U.S. mutual fund firm, and its affiliates, WRIICO, Waddell & Reed Investment Management Co. ("WRIMCO"), Waddell & Reed, Inc. and Ivy Funds Distributor, Inc. Related Purchase Agreements were entered into on April 30, 2003. Under these agreements, Advantus Capital agreed to sell WRIMCO its assets related to the non-real estate equity funds that are series of Advantus Series Fund, Inc., and to sell to WRIICO its assets related to all Advantus retail mutual funds, including the Funds. Advantus Capital has recommended that each of these funds be merged into a similar existing mutual fund in the W&R mutual fund family or, where there is not a similar existing fund, into a newly formed fund that will be a part of the W&R fund family.

     It has been proposed that Horizon Fund be merged into Large Cap Growth Fund, which is a series of W&R Funds, Inc., and that Spectrum Fund and Cornerstone Fund be merged into newly formed funds that will be a part of Ivy Fund. Ivy Fund is an investment company that is currently managed by WRIICO. W&R Funds, Inc. is an investment company that is currently managed by WRIMCO, but that WRIICO is expected to begin managing on June 30, 2003. (In addition, the name of W&R Funds, Inc.

will be changed to Ivy Funds, Inc. on that date.) The newly formed funds into which Spectrum Fund and Cornerstone Fund will be merged will be managed in the same styles as the Balanced Portfolio and Value Portfolio, respectively, which are series of W&R Target Funds, Inc., an investment company managed by WRIMCO. Each Fund's merger will be subject to the approval of the Board of Directors and the shareholders of that Fund. It is currently anticipated that shareholders of the Funds will be presented with merger proposals in September of 2003.

     As a result of entering into the Strategic Alliance Agreement and Purchase Agreements, Advantus Capital no longer had the portfolio management resources necessary to manage the Funds. The Board of Directors of the Funds therefore determined that it would be in shareholders' best interests to appoint WRIICO to act as the investment advisor to the Funds prior to the mergers, and approved the interim investment advisory agreements between the Funds and WRIICO that are described below (the "Interim Agreements"). The Board of Directors also approved, and is recommending that Fund shareholders approve, definitive investment advisory agreements between the Funds and WRIICO. If approved by shareholders, these definitive agreements, which are described below, will replace the Interim Agreements.

  W&R AND ITS AFFILIATES

     W&R, the parent company of WRIICO, is a leading financial services organization with a network of more than 3,100 financial advisors serving clients throughout the United States. W&R conducts business through its subsidiaries. The following is a general summary of W&R's principal business operations.

     - Investment Management. WRIICO and WRIMCO, direct and indirect wholly owned subsidiaries of W&R, respectively, are registered investment advisors. Until December 31, 2002, Ivy Management, Inc. ("IMI") provided business management and investment advisory services to the Ivy Funds, an open end management investment company. On December 31, 2002, IMI, an indirect wholly owned subsidiary of W&R and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of W&R. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds. WRIICO currently provides investment management and advisory services to the fifteen mutual fund portfolios that are offered by the Ivy Funds. WRIMCO provides investment management and advisory services to four families of mutual funds: the Waddell & Reed Advisors Group of Mutual Funds; W&R Funds, Inc.; W&R Target Funds, Inc.; and Waddell & Reed InvestEd Portfolios, Inc. (collectively, the "W&R Mutual Funds"). The Ivy Funds and the W&R Mutual Funds are currently in the process of being integrated. Effective June 30, 2003, WRIICO will become the investment advisor to W&R Funds, Inc., which will be renamed Ivy Funds, Inc. WRIMCO and WRIICO also provide investment management and advisory services to institutions and other private clients. As of March 31, 2003, WRIMCO and WRIICO had approximately $24.4 billion and $1.5 billion, respectively, in assets under management, of which approximately $21.1 billion and $583.2 million, respectively, were mutual fund assets and approximately $3.4 billion and $889.7 million, respectively, were institutional and separately managed accounts. W&R has approximately 645,000 mutual fund customers and over 170 separate account customers. Austin, Calvert & Flavin, Inc., a wholly-owned subsidiary of W&R based in San Antonio, Texas, is a registered investment advisor that manages investments for trusts, high net worth families and individuals, and pension plans, with approximately $1.5 billion under management as of March 31, 2003.

     - Mutual Fund and Insurance Product Distribution. Waddell & Reed, Inc. ("WRI"), an indirect wholly owned subsidiary of W&R, is a registered broker-dealer and registered investment advisor that acts primarily as the national distributor and underwriter for shares of the W&R Mutual Funds and the distributor of variable and other insurance products issued by Nationwide Life Insurance Company and other insurance companies. Ivy Funds Distributor, Inc. ("IFDI"), an indirect wholly owned subsidiary of W&R, is a registered broker-dealer that acts as the national distributor and underwriter for shares of the Ivy Funds.

     - Financial Planning. W&R has a proprietary network of over 3,100 financial advisors working from 420 offices across the United States. W&R's financial advisors provide their clients with personalized investment advice and guidance regarding mutual funds, retirement plans, educational savings plans, and a broad array of insurance products, including life insurance and annuities. The Legend Group, a wholly owned subsidiary of W&R based in Palm Beach Gardens, Florida, primarily serves employees of school districts and other not-for-profit organizations through its network of 366 financial advisors.

  THE INTERIM INVESTMENT ADVISORY AGREEMENTS

     WRIICO currently acts as investment advisor to the Funds pursuant to Interim Agreements dated as of May 1, 2003. The Interim Agreements were approved by the Funds' Board of Directors at an in person meeting held April 23, 2003. Normally, a mutual fund's investment advisory agreement also must be approved by the fund's shareholders in advance of the effective date of such agreement. However, pursuant to Rule 15a-4 under the Investment Company Act of 1940, an investment advisor may serve as the advisor to a mutual fund under an interim contract that has not been approved by shareholders provided the conditions of the rule have been met. As required by Rule 15a-4, each Fund's Interim Agreement contains terms substantially identical to those of the investment advisory agreement previously in effect between the Fund and Advantus Capital, except for the dates of execution and termination and other non-material changes, and except that advisory fees payable to WRIICO under each Fund's Interim Agreement are required to be held in escrow until shareholders of that Fund approve a definitive investment advisory agreement with WRIICO. If shareholders of a Fund do not approve a definitive investment advisory agreement with WRIICO within 150 days of the effective date of the Fund's Interim Agreement, WRIICO will be paid by the Fund the lesser of (i) any costs incurred by WRIICO in performing the Interim Agreement, plus interest on that amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned). Each Fund's Interim Agreement will remain in effect until shareholders of the Fund approve the definitive investment advisory agreement with WRIICO described below, provided that, as required by Rule 15a-4, each Interim Agreement will automatically terminate on September 27, 2003.

     The Interim Agreements are substantially identical to the definitive agreements described below, except for the dates of execution and termination and except that the Definitive Agreements do not require that investment advisory fee payments be held in escrow. Fees payable to WRIICO under the Interim Agreements and the Definitive Agreements are identical to fees previously payable to Advantus Capital by the Funds.

  THE DEFINITIVE INVESTMENT ADVISORY AGREEMENTS

     At an in person meeting held April 23, 2003, the Funds' Board of Directors approved definitive investment advisory agreements between each Fund and WRIICO (each, a "Definitive Agreement"), and recommended that shareholders of each Fund approve their Fund's Definitive Agreement. A form of Definitive Agreement is included with this proxy statement as Appendix A.

     Under each Definitive Agreement, WRIICO will act as the investment advisor for, and will manage the affairs, business, and the investment of the assets of the respective Fund. Within the framework of the investment objective and the investment policies and restrictions of a Fund, and subject to the supervision of the Fund's Board of Directors, WRIICO will have the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund. Each Definitive Agreement provides, however, that WRIICO may, at its own expense, employ one or more sub-advisors or enter into such service agreements as it deems appropriate in connection with the performance of its duties and obligations under the agreement (subject, in the case of any sub-advisory agreement, to the approval of the Board of Directors and shareholders of the Fund as required by the Investment Company Act of 1940).

     The Definitive Agreements provide that WRIICO will furnish to the respective Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and will pay the salaries and fees of all officers and directors of the Fund who are affiliated with WRIICO. Each Fund pays all expenses not expressly assumed by WRIICO or by the Fund's distributor under its agreement with the Fund.

     The Definitive Agreements will be executed upon or shortly after their approval by shareholders and will terminate automatically in the event of their assignment. In addition, each Definitive Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to WRIICO, and by WRIICO on 60 days' written notice to the Fund. Unless sooner terminated, each Definitive Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Definitive Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Each Fund's Definitive Agreement provides that the Fund will pay WRIICO an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as set forth in the following table:

                                       ADVISORY FEE AS PERCENTAGE
FUND                                     OF AVERAGE NET ASSETS
----                                   --------------------------
CORNERSTONE FUND:
  On the first $500 million in
     assets..........................             .70%
  On the next $500 million in
     assets..........................             .65%
  On the next $1 billion in assets...             .60%
  On all assets in excess of $2
     billion.........................             .55%
HORIZON FUND:
  On the first $1 billion in
     assets..........................             .70%
  On the next $1 billion in assets...             .65%
  On all assets in excess of $2
     billion.........................             .60%
SPECTRUM FUND:
  On the first $1 billion in
     assets..........................             .50%
  On the next $1 billion in assets...             .48%
  On all assets in excess of $2
     billion.........................             .46%

     The Funds did not pay any investment advisory fees or make any other material payments to WRIICO or its affiliates during the Funds' past fiscal years (the period ended July 31, 2002 for Cornerstone Fund and Horizon Fund and the year ended September 30, 2002 for Spectrum Fund). The investment advisory fees paid to Advantus Capital by each Fund during the past fiscal year under the former investment advisory agreements were as follows: Cornerstone Fund, $443,621; Horizon Fund, $231,587; and Spectrum Fund, $309,933. The Funds did not pay any commissions to any affiliated brokers during the past fiscal year.

  DIRECTOR ACTION AND BASIS FOR RECOMMENDATION

     In determining whether to approve the Interim Agreements and the Definitive Agreements, the Board of Directors, including the Directors who are not interested persons of the Fund, as defined under Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Directors"), considered various materials provided by W&R and Advantus Capital and met with senior representatives of W&R and its affiliates. The Independent Directors were advised by independent legal counsel throughout this process.

     The Board of Directors was first advised of the possibility of a transaction between Advantus Capital and W&R at a meeting of the Board of Directors held January 30, 2003. Board members were provided with additional information regarding the proposed transaction at a meeting held February 6, 2003, and were advised by counsel at such meeting regarding their legal duties in connection with the proposed transaction. At such meeting, the directors also reviewed and discussed an information request list that had been prepared by counsel, and instructed counsel to transmit this list to W&R and Advantus Capital on their behalf. At meetings held on February 21, March 6, March 21, April 8, April 17 and April 23, 2003, the Directors reviewed, analyzed and asked questions concerning information that was provided to them by W&R and Advantus Capital including, among other things, the following types of information:

     - general information concerning W&R and its affiliates, including W&R's organization structure and senior personnel;

     - information on W&R's operations;

     - information concerning the ethical profile and compliance history of W&R and its affiliates,

     - information regarding WRIICO's investment management process,

     - style and performance information, including performance information regarding similar funds currently managed by WRIICO and WRIMCO, and

     - profitability information.

     At the meeting held February 13, 2003, the directors met with certain senior officers of W&R and its affiliates. In addition, during a due diligence trip to W&R's headquarters on March 25, 2003, certain directors and their representatives also met, either telephonically or in person, with senior officers of W&R and its affiliates and with proposed portfolio managers for each of the Funds.

     In addition to the above information, the Board gave weight in the course of its deliberations to the fact that the terms of the Interim Agreements and the Definitive Agreements were substantially identical to those of the investment advisory agreements between Advantus Capital and each of the Funds and that investment advisory fees paid by each Fund would remain unchanged. Recognizing that approval of the Interim Agreements and the Definitive Agreements constituted a preliminary step in the integration of the Funds into the W&R family of funds, the Board also considered information regarding the proposed mergers of the Funds into the W&R Funds, including comparative performance, expense and asset size information.

     Based on its review, the Board of Directors voted in person on April 23, 2003 to approve the Interim Agreements and the Definitive Agreements, concluding, among other things, that the scope and quality of services to be provided under the Interim Agreements would be at least equivalent to the scope and quality of the services provided under the investment advisory agreements with Advantus Capital, and that the terms of the Definitive Agreements were fair and reasonable and in the best interest of shareholders of the respective Funds.

     The Board of Directors recommends that the shareholders of each Fund approve their Fund's Definitive Agreement. Approval of a Fund's Definitive Agreement requires the favorable vote of a majority of the outstanding shares of that Fund, as defined in the Investment Company Act of 1940, as amended, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the Definitive Agreements.

     If shareholders of a Fund should fail to approve that Fund's Definitive Agreement, the Board will meet to consider appropriate action for that Fund. That action could include resubmitting the Definitive Agreement to shareholders for their approval, negotiating a new investment advisory agreement with another advisory organization selected by the Board, searching for a merger partner for the Fund, recommending that shareholders approve liquidation of the Fund or making other appropriate arrangements. It might be difficult to locate a competent advisory organization willing to manage such a Fund, particularly if the net asset value of the Fund is relatively small. Because Advantus Capital will no longer be managing equity assets (other than real estate related securities), it most likely would not be in a position to resume management of any such Fund. In addition, Advantus Capital has indicated that, if asked to do so, it would no longer be willing to waive fees or reimburse Fund expenses as it has in the past.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     As of June 23, 2003, all directors and officers as a group owned less than 1% of the outstanding shares of each Fund. As of that date, the following persons were known to Fund management to be the beneficial owners of 5% or more of a class of shares of any of the Funds.

                                           SHARE    NUMBER OF     PERCENT OF
FUND/NAME AND ADDRESS OF BENEFICIAL OWNER  CLASS   SHARES OWNED     CLASS
-----------------------------------------  -----   ------------   ----------
Cornerstone Fund
  Minnesota Life Insurance Company
  400 Robert Street North
  St. Paul, MN 55101..................       A      4,197,492        83.1%
Spectrum Fund
  Rolland T. Scales
  5455 La Sierra Dr, #705
  Dallas, TX 75231....................       C         14,234         7.0%

                      ADDITIONAL INFORMATION ABOUT WRIICO

     WRIICO is a wholly owned subsidiary of W&R, which is a publicly held company. W&R is located at 6300 Lamar Avenue, P.O. Box 2917, Shawnee Mission, Kansas 66201-9217. The name and principal occupation of the principal executive officer and each director of WRIICO are set forth below. The address of each such individual is that of W&R.

                            POSITION WITH
NAME                           WRIICO                 PRINCIPAL OCCUPATION
----                        -------------             --------------------
Henry J. Herrmann.....  Director, Chairman of  President, Chief Investment Officer
                        the Board, President   and Director of W&R; Chairman of
                        and Chief Executive    the Board, Chief Executive Officer
                        Officer                and President of WRIICO; President,
                                               Chief Executive Officer and Chief
                                               Investment Officer of WRIMCO;
                                               Executive Vice President and Chief
                                               Investment Officer of Waddell &
                                               Reed Financial Services, Inc.;
                                               formerly, Chairman of the Board of
                                               Austin, Calvert & Flavin, Inc.
Thomas W. Butch.......  Director, Senior Vice  Senior Vice President and Chief
                        President and Chief    Marketing Officer of W&R; President
                        Marketing Officer      of IFDI.
Michael D. Strohm.....  Director               Senior Vice President and Chief
                                               Operations Officer of W&R;
                                               President of Waddell & Reed, Inc.
                                               ("WRI"); President of Waddell &
                                               Reed Services Company

                            POSITION WITH
NAME                           WRIICO                 PRINCIPAL OCCUPATION
----                        -------------             --------------------
John E. Sundeen,        Director, Senior Vice  Senior Vice President, Chief
  Jr..................  President              Financial Officer and Treasurer of
                                               W&R; Senior Vice President of
                                               WRIMCO and WRIICO; Senior Vice
                                               President and Treasurer of WRI.

     None of the officers or directors of the Funds are officers, directors or employees of WRIICO or any of its affiliates.

     The table below sets forth information regarding funds for which WRIICO acts as investment advisor that have investment objectives similar to the investment objectives of Cornerstone Fund, Horizon Fund or Spectrum Fund. Included in this table are funds in W&R Funds, Inc. for which WRIICO will become the investment advisor as of June 30, 2003.

                                                     RATE OF COMPENSATION
                                                      PAYABLE TO WRIICO
                                                       (AS A PERCENT OF
                                      APPROXIMATE     AVERAGE DAILY NET
FUND                                 NET ASSETS(1)         ASSETS)
----                                 -------------   --------------------
Funds with Investment Objectives Similar to Those of Cornerstone and
Horizon Funds
Ivy Growth Fund....................  $109,187,811           0.85%(2)
Ivy U.S. Blue Chip Fund............  $ 31,288,062           0.75%
Ivy U.S. Emerging Growth Fund......  $ 24,601,621           0.85%
W&R Core Equity Fund...............  $220,038,222           0.70%
W&R Large Cap Growth Fund..........  $ 27,807,779           0.70%
W&R Mid Cap Growth Fund............  $ 18,650,843           0.85%(3)
W&R Science and Technology Fund....  $ 91,733,613           0.85%
W&R Small Cap Growth Fund..........  $342,726,945           0.85%

Fund with Investment Objective Similar to That of Spectrum Fund
Asset Strategy Fund................  $ 64,038,807           0.70%

---------------

(1) Net assets are as of March 31, 2003 for each of the funds.

(2) Fees are reduced to 0.75% for net assets over $350 million.

(3) WRIICO will voluntarily waive its investment management fee on any day if the fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.

                             SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                          Michael J. Radmer
                                          Secretary

Dated: July 2, 2003

                                   APPENDIX A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, made this           day of           , 2003, by and between
Advantus [Cornerstone][Spectrum][Horizon] Fund, Inc., a Minnesota corporation (the "Fund") and Waddell & Reed Ivy Investment Company, a Delaware corporation ("Management").

     WITNESSETH:

     1.  Investment Advisory and Management Services.

     The Fund hereby engages Management, and Management hereby agrees to act, as investment advisor for, and to manage the affairs, business, and the investment of the assets of the Fund.

     The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information, if any, of the Fund and shall conform to the investment objective and policies of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund. Within the framework of the objective and investment policies and restrictions of the Fund, Management shall have the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund. Management shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of Management to the investment policies of the Fund.

     Management shall, at its own expense, furnish the Fund office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Management shall arrange for officers or employees of Management to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

     Management hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than Management should ever occur, Management will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

     In providing the services and assuming the obligations set forth herein, Management may at its expense employ one or more Sub-Advisors, or may enter into such service agreements as Management deems appropriate in connection with the performance of its duties and obligations hereunder. Reference herein to the duties and responsibilities of Management shall include any Sub-Advisor employed by Management to the extent Management shall delegate such duties and responsibilities to the Sub-Advisor. Any agreement between Management and any Sub-Advisor shall be subject to the approval of the Fund, its Board of Directors, and Shareholders as required by the Investment Company Act of 1940 (the "Investment Company Act"), as amended, and such Sub-Advisor shall at all times be subject to the direction of the Board of Directors of the Fund and any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     2.  Compensation for Services.

     In payment for the investment advisory and other services to be rendered by Management hereunder, the Fund shall pay to Management a monthly fee, which fee shall be paid to Management not later than the fifth business day following the end of each calendar month in which said services were rendered. Said monthly fee shall be based on the average of the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day of the month pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information, if any, of the Fund. The amount of such fee as applied to the average daily value of the net assets of the Fund on an annual rate, shall be as described in the schedule below:

                          [TABLE FOR CORNERSTONE FUND]

                                       ADVISORY FEE AS PERCENTAGE
ASSETS                                   OF AVERAGE NET ASSETS
------                                 --------------------------
On the first $500 million in
  assets.............................             .70%
On the next $500 million in assets...             .65%
On the next $1 billion in assets.....             .60%
On all assets in excess of $2
  billion............................             .55%

                            [TABLE FOR HORIZON FUND]

                                       ADVISORY FEE AS PERCENTAGE
ASSETS                                   OF AVERAGE NET ASSETS
------                                 --------------------------
On the first $1 billion in assets....             .70%
On the next $1 billion in assets.....             .65%
On all assets in excess of $2
  billion............................             .60%

                           [TABLE FOR SPECTRUM FUND]

                                       ADVISORY FEE AS PERCENTAGE
ASSETS                                   OF AVERAGE NET ASSETS
------                                 --------------------------
On the first $1 billion in assets....             .50%
On the next $1 billion in assets.....             .48%
On all assets in excess of $2
  billion............................             .46%

     The fee shall be pro rated for any fraction of a month at the commencement or termination of this Agreement.

     3.  Allocation of Expenses.

     (a) In addition to the fee described in Section 2 hereof, the Fund shall pay all its costs and expenses which are not assumed by Management. The Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Management or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the principal underwriter of the Fund's shares under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, expenses for services of a transfer agent, dividend disbursing (including reinvestment) agent and redemption agent, and bookkeeping, auditing, and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing Prospectuses and reports to shareholders.

     (b) The principal underwriter of the Fund's shares shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

     4. Freedom to Deal with Third Parties.

     Management shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

     5. Effective Date, Duration and Termination of Agreement.

     This Agreement shall become effective on the date of its execution first written above.

     Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the directors who are not interested persons of Management or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, or by Management, upon 60 days' written notice to the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).

     Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.

     6. Amendments to Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be amended without Shareholder approval to the extent such is permitted under then-current regulatory interpretations of the Investment Company Act.

     7. Notices.

     Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

     IN WITNESS WHEREOF, the Fund and Management have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                          Advantus [Cornerstone][Spectrum]
                                          [Horizon] Fund, Inc.

                                          By
--------------------------------------------------------------------------------
                                             Dianne M. Orbison
                                             Its President

                                          Waddell & Reed Ivy Investment Company

                                          By
--------------------------------------------------------------------------------
                                            ------------------------------------
                                             Its
  ------------------------------------------------------------------------------

                         ADVANTUS CORNERSTONE FUND, INC.

                                 ADVANTUS FUNDS
                             400 ROBERT STREET NORTH
                               ST. PAUL, MN 55101

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Dianne M. Orbison, Donald F. Gruber and Eric
J. Bentley, or any one of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Advantus Cornerstone Fund, Inc. (the "Fund") held by the undersigned on June 23, 2003, at a Special Shareholders' Meeting of the Fund, to be held at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101, on Wednesday, August 20, 2003, at 10:00 a.m., and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.


         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

1. TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND WADDELL & REED IVY INVESTMENT CO. AS DESCRIBED IN THE PROXY STATEMENT:

               FOR                  AGAINST                ABSTAIN
         -----                -----                  -----

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

DATED:                                     , 2003
      -------------------------------------


     --------------------------------------
     Signature(s) (Title(s), if applicable)



YOU MAY ALSO VOTE BY TOUCH TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-690-6903 OR ACCESS WWW.PROXYWEB.COM. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET.

                           ADVANTUS HORIZON FUND, INC.

                                 ADVANTUS FUNDS
                             400 ROBERT STREET NORTH
                               ST. PAUL, MN 55101

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Dianne M. Orbison, Donald F. Gruber and Eric
J. Bentley, or any one of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Advantus Horizon Fund, Inc. (the "Fund") held by the undersigned on June 23, 2003, at a Special Shareholders' Meeting of the Fund, to be held at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101, on Wednesday, August 20, 2003, at 10:00 a.m., and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.


         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

1. TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND WADDELL & REED IVY INVESTMENT CO. AS DESCRIBED IN THE PROXY STATEMENT:

               FOR                  AGAINST                ABSTAIN
         -----                -----                  -----

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

DATED:                                     , 2003
      -------------------------------------


     --------------------------------------
     Signature(s) (Title(s), if applicable)


YOU MAY ALSO VOTE BY TOUCH TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-690-6903 OR ACCESS WWW.PROXYWEB.COM. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET.

                          ADVANTUS SPECTRUM FUND, INC.

                                 ADVANTUS FUNDS
                             400 ROBERT STREET NORTH
                               ST. PAUL, MN 55101

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Dianne M. Orbison, Donald F. Gruber and Eric
J. Bentley, or any one of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Advantus Spectrum Fund, Inc. (the "Fund") held by the undersigned on June 23, 2003, at a Special Shareholders' Meeting of the Fund, to be held at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101, on Wednesday, August 20, 2003, at 10:00 a.m., and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.


         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

1. TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND WADDELL & REED IVY INVESTMENT CO. AS DESCRIBED IN THE PROXY STATEMENT:

               FOR                  AGAINST                ABSTAIN
         -----                -----                  -----

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

DATED:                                     , 2003
      -------------------------------------


     --------------------------------------
     Signature(s) (Title(s), if applicable)


YOU MAY ALSO VOTE BY TOUCH TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-690-6903 OR ACCESS WWW.PROXYWEB.COM. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET.

                            YOUR VOTE IS IMPORTANT!

                         PLEASE VOTE YOUR PROXY TODAY!

     YOU HAVE THREE EASY WAYS TO VOTE -- PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND CHOOSE THE METHOD THAT'S MOST CONVENIENT FOR YOU.

     - VOTE BY TELEPHONE. Call our toll-free dedicated voting number 1-800-690-6903. The voting site is open 24 hours a day, 7 days a week. For each proxy card received, enter the CONTROL NUMBER printed on the card and follow the recorded instructions. Your vote will be confirmed at the end of the call.

     - VOTE ON THE INTERNET. Log on to our Internet voting web site -- WWW.PROXYWEB.COM and enter your CONTROL NUMBER. Follow the on-screen instructions. Vote each proxy card received separately. You may request an e-mail confirmation of your vote.

     - VOTE BY MAIL. Simply vote and sign the enclosed proxy card(s) and return them in the enclosed postage-paid reply envelope. NOTE: PLEASE DO NOT RETURN YOUR PROXY CARDS IF YOU VOTE BY PHONE, INTERNET OR FAX.

     Please accept our thanks for your cooperation and prompt attention to this matter. YOUR VOTE IS VERY IMPORTANT AND WILL HELP SAVE THE EXPENSE OF A FOLLOW-UP REQUEST.